UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

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friendlyway Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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friendlyway Corporation
1255 Battery Street, Suite 200
San Francisco, California 94111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 16, 2005

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of friendlyway Corporation, a Nevada corporation (the “Company”), will be held on June 16, 2005, at 1:00 p.m. PDT, at 4 Embarcadero Center, 10th Floor, San Francisco, California 94111, for the following purposes:

1. To elect directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

2. To ratify the appointment of Asher & Company Ltd. as the Company’s independent auditors for the fiscal year ending October 31, 2005.

3. To ratify adoption of the Company’s 2005 Stock Incentive Plan and the reservation of 3,600,000 shares thereunder.

4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Only stockholders of record at the close of business on May 23, 2005, are entitled to vote at the Annual Meeting. It is important that your shares be represented and voted at the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid, self-addressed envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Alexander von Welczeck President and Chief Executive Officer

San Francisco, California
June 1, 2005

PROXY STATEMENT FOR

2005 ANNUAL MEETING OF STOCKHOLDERS

The enclosed Proxy is solicited on behalf of the Board of Directors of friendlyway Corporation, a Nevada corporation, for use at the Annual Meeting of Stockholders to be held on June 16, 2005, 1:00 p.m. PDT, at 4 Embarcadero Center, 10th Floor, San Francisco, California 94111, and at any adjournment(s) or postponement(s) thereof for purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the 1:00 p.m. PDT, at 4 Embarcadero Center, 10th Floor, San Francisco, California 94111. The telephone number at that address is (415) 249-1000. In this Proxy Statement, friendlyway Corporation is referred to as the “Company,” “we,” “us,” and “our.”

These proxy solicitation materials were mailed on or about June 1, 2005, to all stockholders entitled to vote at the Annual Meeting.

VOTING AND PROXY INFORMATION

Who Can Vote

Stockholders of record as of the close of business on May 23, 2005 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 25,428,130 shares of our Common Stock were issued and outstanding.

How You Can Vote

Each stockholder is entitled to one vote per share on all matters properly brought before the stockholders at the Annual Meeting. Each stockholder entitled to vote may do so in person or by written proxy.

How You Can Revoke Your Proxy

You can revoke your proxy at any time before it is exercised in one of three ways:

(1) by delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy.

(2) by duly executing and delivering to the Secretary of the Company a subsequent proxy relating to the same shares.

(3) by attending the meeting and voting in person, provided that the stockholder notifies the Secretary at the meeting of his or her intention to vote in person at any time prior to the voting of the proxy.

Any written notice of revocation should be sent to: Corporate Secretary, friendlyway Corporation, 1255 Battery Street, Suite 200, San Francisco, California 94111.

Required Votes and Recommendations of the Board of Directors

The quorum required to conduct business at the Annual Meeting or any adjournments of the Annual Meeting is a majority of the shares of our Common Stock issued and outstanding on the Record Date. If a quorum is present, a plurality of votes cast by the stockholders who are present in person or represented by proxy at the Annual Meeting is required to elect the five (5) nominees for Director under Proposal No. 1. Approval of Proposals, 2 and 3 require the affirmative vote of a majority of the shares present and voting on these proposals at the Annual Meeting.

Abstentions and proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on these proposals (so-called “broker non-votes”) shall be counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists, but shall not be counted as present for purposes of determining whether a proposal has been approved.

The Company’s Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the ratification of the appointment of Asher & Company Ltd. as the Company’s independent auditors for the fiscal year ending October 31, 2005 (Proposal No. 2), and FOR the ratification of the adoption of the Company’s 2005 Stock Incentive Plan and the reservation of 3,600,000 shares thereunder (Proposal No. 3).

Solicitation

This solicitation of proxies is made by our Board of Directors and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers, or regular employees without payment of additional compensation.

Stockholder Proposals

Business may be transacted at the Annual Meeting if it is properly brought before the meeting by a stockholder in the manner described below, provided such stockholder: (i) is a stockholder of record on the date of the giving of the notice provided for below and on the Record Date, and (ii) who complies with the notice procedures set forth in below.

In addition to any other applicable requirements, for business to be properly brought by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

Stockholders are hereby notified that if they wish a proposal to be included in the Company’s Proxy Statement and form of proxy relating to the 2006 annual meeting of stockholders, they must deliver a written copy of their proposal no later than January 31, 2006. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), in order to be included in the Company’s proxy materials. Stockholders who wish to submit a proposal for consideration at the Company’s 2006 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, must deliver a written copy of their proposal no later than April 16, 2006. In either case, proposals should be delivered to the Company at friendlyway Corporation, 1255 Battery Street, Suite 200, San Francisco, California 94111 Attention: Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail return receipt requested.

A copy of the Company’s Annual Report on Form 10-KSB, including financial statements and financial statement schedules for the year ended October 31, 2004 is available to you without charge upon written request to Corporate Secretary, friendlyway Corporation, 1255 Battery Street, Suite 200, San Francisco, California 94111.

STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of our Common Stock by each person who we believe owned beneficially more than 5% of our outstanding shares of Common Stock as of the Record Date:

	Common Stock
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Friendlyway AG Muenchnerstr. 12 85774 Unterfoehring Germany	7,529,825	29.6%
Alexander von Welczeck c/o friendlyway Corporation 1255 Battery Street, Suite 200 San Francisco, California 94111	7,182,675 (1)	28.2%

(1) Includes 52,500 shares of the Company’s Common Stock subject to options currently exercisable or exercisable within sixty (60) days after the Record Date are deemed to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purposes of computing the percentage ownership of any other person. The option to purchase these shares were assumed by the Company from the FWAY Plan as part of the Share Exchange Transaction (see Proposal No. 3 below).

PROPOSAL NO. 1 -
ELECTION OF DIRECTORS

At the Annual Meeting, five (5) directors will be elected to hold office until the 2006 annual meeting of stockholders. The Company’s bylaws, as amended, provide that the number of directors on the Board shall be designated from time to time by a resolution of the Board. The Board of Directors is now comprised of five (5) members.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable to or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting and until a successor has been elected.

The following table sets forth, as of May 23, 2005, the names of, and certain information concerning, the persons nominated for election as directors of the Company. The Board of Directors recommends that stockholders vote “FOR” each of the nominees listed below

Name and Title Other than Director	Age	Year First Appointed Director	Principal Occupation During the Past Five Years
Alexander von Welczeck (President and Chief Executive Officer)	41	2004
Since July of 2000, Mr. von Welczeck has been the President and Director of friendlyway, Inc., a Delaware corporation (“FWAY”). From January 2000 to July 2000, Mr. von Welczeck was Director of International Business Development at friendlyway AG, a German corporation (“AG”). During 2002, Mr. von Welczeck orchestrated the management buyout of FWAY from AG. In December of 2004, Mr. von Welczeck helped orchestrate the share exchange transaction (the “Share Exchange Transaction”) by and among the Company, FWAY, and the FWAY’s stockholders pursuant to which FWAY become the Company’s subsidiary.

Klaus Trox	47	2004	Mr. Klaus has been the Chief Executive Officer of AG since January 8, 1998. In addition, Mr. Klaus has been a Director of FWAY since January 7, 2000.
Andreas Stütz	35	N/A	Mr. Stütz has been the Chief Operating Officer of AG since January 1, 1998.

Thomas A. Fessler	47	N/A
Mr. Fessler has been the General Counsel and Corporate Secretary of Mellon Consultants, LLC since December of 2000. From 1996 to 2000, Mr. Fessler served as Senior Counsel for International Paper Company. Mr. Fessler is a licensed attorney.

Dr. Michael Urban	65	N/A	Mr. Urban has been a private investor since 1999. From 1990-1998, Dr. Urban served as the President and CEO of Urban & Schwarzenberg, publishers of medical books and journals.

None of the director-nominees were selected pursuant to any arrangement or understanding other than with the directors and executive officers the Company acting with their capacities as such. There are no family relationships between any of our directors and executive officers.

Selection and Evaluation of Director Candidates.

The Board is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board's existing strengths. This assessment typically includes issues of expertise in industries important to the Company, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual's abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Board does not have any written specific minimum qualifications or skills that a candidate must meet in order to serve on the committee. The Board identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the majority of the Board decided not to re-nominate a member for re-election, the Board identifies the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Board considers the diversity and mix of the existing board of directors, including, but not limited to, such factors as: the age of the current directors, employment experience, public interest considerations and the implementation of the Company’s strategic plan. Among other things, when examining a specific candidate's qualifications, the Board considers: the ability to represent the best interest of the Company, existing relationships with the Company, interest in the affairs of the Company and its purpose, the ability to fulfill director responsibilities, leadership skill, integrity, business judgment, ability to develop business for the Company and the ability to work as a member of a team. The Board does not consider candidates recommended by security holders.

Board of Directors and Committees

The Board is responsible for the supervision of the overall affairs of the Company. The Board met on four (4) occasions in fiscal 2004. Each director attended at least 75% of all Board meetings held during his tenure as his director in fiscal year 2004. The Company does not have a policy with regard to Board members’ attendance at annual meetings of stockholders. No annual meeting was held during the last fiscal year.

The Board does not maintain a separate audit, nominating, or compensation committees of the Board of Directors, or committees performing similar functions and therefore has no written charters for such committees. The full Board of Directors performs the functions customarily performed by such committees, including, without limitation, the consideration of director nominees, and has not adopted any written policies governing the Boards function’s in these areas. The Company is not required to maintain such committees or adopt charters or policies for them under the applicable rules of the Over-the-Counter Bulletin Board. Moreover, prior to the Share Exchange Transaction by and among the Company, FWAY, and the FWAY’s stockholders, the Company did not believe having such committees was necessary or appropriate as the Company was not an operating Company. The Board of Directors intends to consider separately designating audit, nominating, and compensation committees and adopting charters therefor.

Director Independence

The Board of Directors has determined that, except for Mr. von Welczeck, Mr. Lo, and Mr. Esrine, each of our directors and nominees would qualify as an independent director under the current corporate governance rules of the Nasdaq Stock Market.

Policy on Accounting Matters; Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Board oversees the Company’s corporate accounting and reporting practices and the quality and integrity of Company’s financial statements and reports, selects, hires, oversees and terminates Company’s independent auditors, monitors Company’s independent auditors’ qualifications, independence and performance, monitors Company’s and its affiliates’ compliance with legal and regulatory requirements, oversees all internal auditing functions and controls, and oversees Company’s and its affiliates' risk management function.

The Board’s practice is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services.

Code of Ethics

The Company does not currently have a code of ethics applicable to its principal executive and financial officers. Prior to the Share Exchange Transaction, the Company did not believe such a code was necessary as the Company was not an operating company. The Board of Directors intends to consider adopting such a code.

Compensation Committee Interlocks and Insider Participation

The Company does not have a Compensation Committee. The Board of Directors is responsible for determining the compensation of the officers of the Company. No officer of the Company serves or has ever served on the board of directors or compensation committee of any other entity that has officers who serve or have served on the Company’s Board of Directors.

Indemnification of Officers and Directors

Our Articles of Incorporation provides that we shall indemnify our directors, officers, employees and agents against expenses including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with actions, suits or proceedings brought against them by reason of their serving or having served as directors, officers, employees or agents. We do not, however, indemnify them in actions in which it is determined that they have not acted in good faith or acted unlawfully or not in the Company’s best interest. In the case of an action brought by or in the right of the Company, we shall indemnify them only to the extent of expenses, including attorneys’ fees and amounts paid in settlement, actually and reasonably incurred by them in connection with the defense or settlement of such actions. We do not, however, indemnify them in connection with any matter as to which they have been found to be liable to the Company, unless the deciding court determines that, notwithstanding such liability, that person is fairly entitled to indemnity in light of all the relevant circumstances.

We do not currently maintain directors’ and officers’ liability insurance but we may do so in the future.

Certain Directors Not Standing for Re-Election.

Current directors, Allan Esrine, Henry Lo, David R. Stith, and Herbert S. McDonald will not be standing for re-election at the Annual Meeting.

PROPOSAL NO. 2 -
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Asher & Company, Ltd. to audit our financial statements for the current fiscal year, which ends October 31, 2005. The Board of Directors recommends that stockholders vote “FOR” ratification of the selection of Asher & Company, Ltd. as our independent auditors. In the event of a negative vote, the Board will reconsider its selection.

Representatives of Asher & Company, Ltd. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the independent auditor for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-QSB, or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for such two fiscal years, amounted to $38,150 ($20,500 and $17,650 for the fiscal years ended October 31, 2004 and 2003, respectively).

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under Item 9(e)(1) of Schedule 14A, amounted to $4,860 ($3,200 and $1,660 for the fiscal years ended October 31, 2004 and 2003, respectively). The nature of the services comprising the fees disclosed under this category included review of filings and reissuance of audit opinions related to the Company’s restated financial statements for the years ended October 31, 2003 and 2002, and interim period ended January 31, 2004.

Tax Fees

There were no fees billed in either of the last two fiscal years for professional services rendered by the independent auditor for tax compliance, tax advice and tax planning.

All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the independent auditor other than the services reported in the three preceding paragraphs.

PROPOSAL NO. 3 -
RATIFICATION OF STOCK INCENTIVE PLAN

Subject to the approval of the Plan and the reservation of the option pool by the stockholders at the Annual Meeting, effective as of May 24, 2005, the Board of Directors unanimously declared advisable and in the Company’s best interests to adopt the Company’s 2005 Stock Incentive Plan (the “Plan”) and reserve 3,600,000 shares thereunder. The Board of Directors considers the Plan to be important to the Company’s ability to provide those persons who have substantial responsibility for the management and growth of the Company with additional incentives and opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company. The copy of the Plan is attached hereto as Appendix A to this Proxy Statement. The Board of Directors recommends that stockholders vote “FOR” the adoption of the Plan.

Assumption of FWAY Plan.

As part of the Share Exchange Transaction, all options to purchase FWAY’s Common Stock then outstanding under FWAY’s 2003 Employee Stock Option Plan (the “FWAY Plan”) as of the Closing Date of the Share Exchange Transaction and were to be assumed by the Company. As of the Closing Date, 2,146,125 options were outstanding and were assumed by the Company. Key terms of such assumption is described in the paragraph below:

Each FWAY option continues to have, and be subject to, the same terms and conditions set forth in the FWAY Plan and/or as provided in the respective option agreements governing such FWAY option immediately prior to the Closing Date, except that:

(a)  such FWAY option shall be exercisable for that number of whole shares of the Company’s Common Stock equal to the product of the number of shares of FWAY Common Stock that were issuable upon exercise of such option immediately prior to the Closing Date multiplied by quotient of (x) the number of shares of the Company’s Common Stock constituting the acquisition consideration due pursuant to the Share Exchange Transaction divided by (y) the number of shares of FWAY Common Stock to be exchanged by the FWAY stockholders, rounded down to the nearest whole number of shares of the Company’s Common Stock, and

(b)  the per share exercise price for the shares of the Company’s Common Stock issuable upon exercise of such assumed option shall be equal to the quotient determined by dividing the exercise price per share of FWAY Common Stock at which such option was exercisable immediately prior to the Closing Date by the quotient described in clause (a), rounded up to the nearest whole cent.

Vote Required

Approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

Summary of the New Plan

       The following summary of the main features of the Plan is qualified in its entirety by reference to the complete text of the Plan, which is set forth as Appendix A to this Proxy Statement. For purposes of the discussion contained in this Proposal No. 3, capitalized terms shall have the meaning proscribed to such terms in the Plan except as otherwise provided.

       The Plan authorizes the grant and issuance of stock options (“Stock Options”), which can qualify as “incentive stock options” under the Tax Code or as “non-qualified stock options.”

       The Plan has a number of special terms and limitations, including:

        (a) The exercise price for Stock Options granted under the Plan must at least equal fair market value of the Common Stock subject to such Stock Options at the time the Stock Option is granted;

        (b) The Plan expressly states that Stock Options granted under it can not be “repriced,” as defined in the Plan;

(c) Except for ISOs (see below), Three Million Six Hundred Thousand (3,600,000) shares (excluding the number of shares subject to awards granted under the FWAY Plan) are proposed to be available for issuance under the Plan;

(d) No more than 3,600,000 shares (excluding the number of shares subject to awards granted under the FWAY Plan), may be issued pursuant to the exercise of ISOs granted under this Plan; and

(e) Stockholder approval is required for certain types of amendments to the Plan.

        The Plan is designed to enable the Company to attract, retain and motivate its employees, directors, consultants and advisors, and to further align their interests with those of the stockholders of the Company, by providing for or increasing the proprietary interest of such persons in the Company.

The Plan has various provisions so that Awards under it may, but need not, qualify for an exemption from the “short swing liability” provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 and/or qualify as “performance based compensation” that is exempt from the $1 million limitation on the deductibility of compensation under Section 162(m) of the Tax Code.

For purposes of Section 162(m),  the aggregate number of shares subject to Stock Options granted under the Plan during any calendar year to any one participant may not exceed One Million (1,000,000). In the future, if such limitations are not required under Code Section 162(m), then a change in such limitations shall not be subject to Stockholder approval.

Eligibility

   Participants in the Plan can be any person who is an employee, director, consultant or advisor of the Company. The Board has not yet determined how many individuals will ultimately participate in the Plan or the benefits or amounts that will be received by or allocated to eligible participants.

Administration

   The Plan will be administered by the Board or one or more committees that have been appointed by the Board to administer the Plan. Subject to the express provisions of the Plan, the Board has broad authority to administer and interpret the Plan, including, without limitation, authority to determine who is eligible to participate in the Plan and to which of such persons, and when, Awards are granted under the Plan, to determine the number of shares of Common Stock subject to Awards and the exercise or purchase price of such shares under an Award, to establish and verify the extent of satisfaction of any performance goals applicable to Awards, to prescribe and amend the terms of the agreements evidencing Awards made under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan.

   Notwithstanding any language to the contrary in the Plan, the Board will ensure, to the extent required, that the terms and conditions of any Awards issued will comply with the applicable provisions of Code Section 409A or the regulations or other pronouncements thereunder.

Stock Subject to the New Plan

   Except for ISOs (see above), the aggregate number of shares that can be issued under the Plan may not exceed 3,600,000, excluding the number of shares subject to awards granted under the FWAY Plan. If the outstanding shares of the Company’s Common Stock for which the Award is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the Board may appropriately and equitably adjust the number and kind of shares which are subject to the Plan theretofore granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of shares without changing the aggregate exercise or settlement price, provided, however, that such adjustment shall be made so as to not affect the status of any Award intended to qualify as an ISO or as “performance based compensation” under Section 162(m) of the Code. For purposes of calculating the aggregate number of shares issued under the Plan, only the number of shares actually issued upon exercise or settlement of an Award and not delivered to or retained by the Company upon cancellation, expiration or forfeiture of an Award or in payment or satisfaction of the purchase price or exercise price of an Award shall be counted.

Awards

   The Plan authorizes the grant and issuance of Stock Options. Subject to the express provisions of the Plan and as discussed in this paragraph, the Board has discretion to determine the vesting schedule of Stock Options, the events causing a Stock Option to expire, the number of shares subject to any Stock Option, the restrictions on transferability of a Stock Option, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Board. The Plan expressly provides that the Company cannot “reprice” Stock Options. The exercise price for Stock Options may not be less than 100% of the fair market value of the Common Stock (as determined pursuant to the Plan) at the time the Stock Option is granted. As of close of trading on the Record Date, the market value of the Company’s Common Stock underlying the Stock Options was $0.30. The exercise price of a Stock Option may be paid through various means specified by the Board, including in cash or by check, by delivering to the Company shares of Common Stock, or in accordance with a cashless exercise program under which, if so instructed by a participant, shares of Common Stock may be issued directly to the Participant’s broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant. Stock Options granted under the Plan may be either incentive stock options (“ISOs”) qualifying under Section 422 of the Tax Code or non-qualified stock options (“NQSOs”), which are not intended to qualify as ISOs.

The benefits or amounts that will be received by or allocated to any of the Company’s executive officers, directors, director nominees, associates of any such executive officers, and director nominees, employees, under the Plan is not determinable.

Transferability of Awards and Other Provisions Applicable to Awards

       Generally, Awards granted under the Plan may not be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable thereto.

Amendments and Termination

       The Board may amend, alter or discontinue the Plan or any agreement evidencing an Award made under the Plan, but the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists the Common Stock. No amendment or alteration shall be made which would impair the rights of any Award holder, without such holder’s consent, under any Award previously granted; provided that no such consent shall be required if the Board determines in its sole discretion and prior to the date of any change in control, recapitalization, stock dividend, stock split, reorganization, merger, consolidation or similar type transaction that such amendment or alteration either is required or advisable in order for the Company, the Plan, or any Award granted, to satisfy any law or regulation or to meet the requirements of any accounting standard.

       No Award granted under the Plan shall be granted pursuant to the Plan more than 10 years after the date of the Company stockholder’s adoption of the Plan.

Federal Income Tax Consequences

      The following discussion of the federal income tax consequences of the Plan is intended to be a summary of applicable federal law as currently in effect. State and local tax consequences may differ, and tax laws may be amended or interpreted differently during the term of the Plan or of Awards thereunder. Because the federal income tax rules governing Awards and related payments are complex and subject to frequent change, and they depend on the Participant’s individual circumstances, Participants are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to Awards.

The Stock Options

       ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to satisfy the requirements of Section 422 of the Code. NQSOs need not satisfy such requirements.

ISOs

       No taxable income will result to a Participant upon the grant of an ISO. Upon the exercise of an ISO, any excess of the fair market value of the stock over the option price is a tax preference item that may result in the imposition of the alternative minimum tax in the year of exercise. However, if any of such shares are disposed of by the Participant in a disqualifying disposition (see below) in the same taxable year as the exercise, there will be no item of tax preference as to such disposed shares, although the Participant will recognize ordinary income as discussed below. In cases where the exercise of the option does produce an item of tax preference, the basis of the stock for purposes of the alternative minimum tax will include the amount of such tax preference item.

       On the subsequent sale of stock acquired by the exercise of an ISO, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the Participant’s tax basis in the stock sold. The tax basis of stock acquired solely for cash will be equal to the amount of cash paid. If an ISO is exercised using previously acquired stock (or stock and cash) in payment, the Participant’s tax basis for the number of stock received equal to the number used in payment shall be the same as the Participant’s basis in the stock used as payment. The Participant’s aggregate tax basis in any additional stock received will be equal to the amount of cash paid (if any).

      If a disposition of stock does not take place until more than two years after grant and more than one year after exercise of the option, any gain or loss realized will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to a deduction for income tax purposes in connection with the exercise of the option. If a disposition occurs within two years after grant or one year after exercise of the option, the difference between the fair market value of the stock on the date of exercise and the tax basis in the stock is taxable as compensation income to the Participant and is deductible by the Company for federal income tax purposes. Any additional amount realized on the disposition will be taxed as either long-term or short-term capital gain.

       If the option price of an ISO is paid by using stock that was acquired upon the exercise of an ISO (“Payment Shares”) and the Payment Shares have not been held for more than one year from exercise and two years from grant, the transfer of such Payment Shares to exercise an ISO will be treated as a “disposition” of such Payment Shares. Upon such disposition, the excess of the fair market value of the Payment Shares on the date they had originally been acquired (or, if less, the fair market value of the Payment Shares on the date of disposition) over the Participant’s tax basis in such Payment Shares is taxable as compensation income to the Participant and is deductible by the Company.

NQSO

In general, no taxable income will be recognized by the Participant, and no deduction will be allowed to the Company, upon the grant of a NQSO. Upon exercise of an unrestricted NQSO, a Participant will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction) in an amount equal to the amount by which the fair market value of the shares on the exercise date exceeds the option exercise price. Any gain or loss realized by a Participant on disposition of such shares generally is a capital gain or loss and does not result in any tax deduction to the Company.

 Withholding and Other Issues for Employees

       The Company generally will be entitled to withhold any required taxes in connection with the exercise or payment of an Award, and may require the participant to pay such taxes as a condition to exercise of an Award. Special rules will apply in cases where a recipient of an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the Award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a disposition for purposes of applying the ISO holding periods as discussed above.

 Tax Effect to Company

The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the compensation income (ordinary income) realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of a NQSO). Special rules limit the deductibility of compensation paid to certain Covered Employees of the Company (as defined by Code Section 162(m)(3)). Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these Covered Employees will be deductible only to the extent that it does not exceed $1,000,000 or if the compensation is paid solely on account of attaining one or more pre-established, objective performance goals. The Plan has been constructed such that some Awards in the Committee’s discretion may qualify as “performance-based compensation” under Section 162(m) of the Code and thus would be deductible even if the total compensation paid to the Covered Employee is in excess of $1,000,000. However, whether an Award will qualify under Section 162(m) as “performance-based compensation” will depend on the terms, conditions and type of the Award issued the Covered Employee. For example, grants of Options often vest only according to the optionee’s length of employment rather than pre-established performance goals. Therefore, the compensation derived from the Awards made to Covered Employees may not be deductible by the Company to the extent the Covered Employee’s total compensation exceeds $1 million.

OTHER INFORMATION

Security Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date, by: (1) each director (including nominees) of the Company, (2) each officer of the Company, and (3) all directors and officers of the Company as a group.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)(2)
Alexander von Welczeck	7,182,675(3)	28.2%
Henry Lo	952,500(3)	3.7%
Desiree L. Pierson	11	*
Klaus Trox	7,582,325(3)(4)	29.8%
Andreas Stütz	7,529,825(4)	29.6%
David R. Stith	86,500	*
Herbert S. McDonald	70,000	*
Allan Esrine	200,000	*
Thomas Fessler	0	*
Dr. Michael Urban	450,000	1.8%
All directors and officers as a group (10 persons)	16,524,011	65.0%

* Indicates less than 1%

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned.

(2) Calculated as a percentage of shares of Common Stock issued and outstanding as of the Record Date.

(3) Includes 52,500 shares of the Common Stock subject to options currently exercisable or exercisable within sixty (60) days after the Record Date are deemed to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purposes of computing the percentage ownership of any other person. As described in Proposal No. 3 above, the option to purchase these shares were assumed by the Company from the FWAY Plan as part of the Share Exchange Transaction.

(4) Includes 7,529,825 shares held by friendlyway AG of which Mr. Trox and Mr. Stütz are members of the friendlyway AG’s Board of Managing Directors. Mr. Trox and Mr. Stütz each disclaim beneficial ownership of these shares.

Change in Control

We know of no arrangements that may result in a change in control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on the review of copies of such reports furnished to the Company or representations that no other reports were required, during the year ended December 31, 2004 all executive officers and directors of the Company complied with all Section 16(a) filing requirements applicable to them.

Stockholder Communications to the Board of Directors

Stockholders may communicate with any and all members of the Company’s Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name or, to the entire board, at the following address and fax number: friendlyway Corporation, c/o Corporate Secretary, 1255 Battery Street, Suite 200, San Francisco, CA 94111; facsimile: (415) 288-3334.

Communications from our stockholders will be collected and organized by our Corporate Secretary under procedures adopted by the Board of Directors. The Corporate Secretary will forward all communications to the entire board or to the identified director(s) as soon as practicable for review and determination as to whether a response to the communication is warranted. However, communications that are abusive, in bad taste, or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.
Executive and Director Compensation

With the exception of David R. Stith, Herbert McDonald, and Desiree Pierson, none of the directors and officers of the Company has received any remuneration of any kind (including reimbursement of expenses) during the period November 1, 2003, through October 31, 2004. Desiree L. Pierson, Secretary, has received the sum of $600 per month for services rendered to the Company on a part-time basis. Each of David R. Stith and Herbert McDonald were each awarded 50,000 shares of the Company’s common stock on December 9, 2004 for services rendered to the Company as a member of the Board of Directors. The shares, however, have not been issued as of the date of this Proxy Statement. There are currently no employment contracts in effect between the Company and any of its directors and officers.

Option Grants in Last Fiscal Year

The Company currently does not have a stock option plan and therefore, none of the directors and officers of the Company were granted any stock options during the fiscal year ending October 31, 2004.

Option Exercises.

As described in Proposal No. 3 above, all options to purchase FWAY’s Common Stock outstanding under the FWAY Plan as of the Closing Date of the Share Exchange Transaction were assumed by the Company. Included in these assumed options were options to acquire 100,000 shares of FWAY Common Stock granted by FWAY to each of: (a) Alexander von Welczeck, (b) Henry Lo, and (c) Klaus Trox. Such options converted into options to acquire 180,000 shares of the Company’s Common Stock and are exercisable at a price of $0.09 per share. As of the Record Date, none of the assumed options have been exercised.

Certain Relationships and Related Transactions

The Company and FWAY have used the services of the law firm of Kirkpatrick & Lockhart Nicholson Graham LLP (“KLNG”) for corporate and securities matters. KLNG invoiced the Company a total of $12,282.50 in fees and $631.83 in expenses for legal-related services in 2004. To date, the Company has paid all such fees and expenses to KLNG. Moreover, KLNG invoiced FWAY a total of $168,702.50 in fees and $5,445.74 in expenses for legal-related services in 2004. Dirk Michels, is a partner with KLNG and was FWAY’s corporate secretary in 2004. However, effective as of December 31, 2004, Mr. Michels has resigned as FWAY’s corporate secretary.

The Company will enter into future business arrangements with related parties only where such arrangements are approved by a majority of disinterested directors and are on terms at least as favorable as those available from unaffiliated third parties.

Annual Report on Form 10-KSB

In order to furnish the information required by Rule 14a-3 under the Exchange Act, the Company is furnishing with this Proxy Statement to its stockholders entitled to vote at the Annual Meeting a copy of the Company’s Annual Report on Form 10-KSB including financial statements for the year ended October 31, 2004. The information in the Annual Report on Form 10-KSB does not form any part of the Company’s proxy solicitation material.

OTHER MATTERS

We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Alexander von Welczeck President and Chief Executive Officer

San Francisco, California

June 1, 2005

APPENDIX A

FRIENDLYWAY CORPORATION

STOCK INCENTIVE PLAN

Effective May 24, 2005

Article I
Purpose and Adoption of the Plan

1.01 Purpose. The friendlyway Corporation Stock Incentive Plan (the “Plan”) is being adopted by the Company to assist it in attracting and retaining highly competent employees, directors, consultants and advisors; to act as an incentive in motivating selected employees, directors, consultants and advisors of the Company to achieve long-term corporate objectives; to allow those employees, directors, consultants and advisors to share the benefits of future growth in the value of the Company that they help to create by providing them with the opportunity to acquire shares of Common Stock; and to enable stock option awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Code Section 162(m).

1.02 Adoption and Term. The Plan has been approved by the Board, to be effective as of May 24, 2005 (the “Effective Date”), but is subject to the approval of the shareholders of the Company. This Plan shall remain in effect until the tenth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs first.

Article II
Definitions

For the purposes of this Plan, capitalized terms shall have the following meanings:

2.01 Affiliate. “Affiliate” means any entity that is controlled by, controlling or under common control with the Company, and shall include any parent corporation or subsidiary corporation of the Company, within the meaning of Code Section 424(f).

2.02 Award. “Award” means any grant to a Participant of Non-Qualified Stock Options or Incentive Stock Options described in Article VI.

2.03 Award Agreement. “Award Agreement” means a written agreement between the Company and a Participant or a written notice from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.04 Beneficiary. “Beneficiary” means an individual, trust, or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant’s death.

2.05 Board. “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

2.06 Cause. “Cause” means a good faith determination by the Company that the Participant’s services be terminated for any of the following reasons: (i) the Participant’s willful act of fraud, embezzlement, dishonesty or other misconduct that materially damages the Company; (ii) the Participant’s failure to perform his or her duties to the Company as directed by the Board, to follow Company policy as set forth in writing from time to time, or to follow the legal directives of the Company, in each case in a manner that results in material damage to the Company, that is not corrected within thirty (30) days following written notice thereof to the Participant by the Board, such notice to state with specificity the nature of the failure and the actions required of the Participant to rectify the failure; provided that if such failure cannot reasonably be corrected within thirty (30) days of written notice thereof, correction shall be commenced by the Participant within such period and may be corrected within a reasonable period thereafter; (iii) the Participant’s misappropriation of any material assets of the Company; (iv) the Participant’s conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof; (v) the Participant’s willful and material breach of any agreement with the Company, that is not corrected within thirty (30) days following written notice thereof to the Participant by the Board, such notice to state with specificity the nature of the breach and the actions required of the Participant to cure the breach; provided that if such breach cannot reasonably be corrected within thirty (30) days of written notice thereof, correction shall be commenced by the Participant within such period and may be corrected within a reasonable period thereafter; and (vi) the Participant’s willful use or unauthorized disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company.

2.07 Change in Control. “Change in Control” means a sale of all or substantially all of the Company’s assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than fifty percent (50%) of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity outstanding immediately after such transaction.

2.08 Code. “Code” means the Internal Revenue Code of 1986, as amended. References to a section of the Code include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes that section.

2.09 Committee. “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as the Board shall specify. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

2.10 Common Stock. “Common Stock” means the common stock, par value $0.001 per share, of the Company.

2.11 Company. “Company” means friendlyway Corporation, a Nevada corporation, and any successor company.

2.12 Date of Grant.  “Date of Grant” means the date designated by the Board as the date as of which it grants an Award, which shall not be earlier than the date on which the Board approves the granting of the Award.

2.13 Disability. “Disability” means a total and permanent disability that, due to physical or mental illness, injury, or disease, renders a Participant unable to perform any services for the Company and, in the opinion of a qualified physician designated by the Board, the disability is expected to be permanent and continuous during the remainder of the Participant’s life.

2.14 Effective Date. “Effective Date” is defined in Section 1.02 above.

2.15 Exchange Act. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16 Exercise Price. “Exercise Price,” with respect to Options, shall have the meaning set forth in Section 6.01(b) below.

2.17 Fair Market Value. “Fair Market Value” means, as of any applicable date: (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on the Nasdaq National Market System (“NMS”), the closing sales price of the Common Stock on the exchange or NMS, as the case may be, on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale; or (ii) if none of the above apply, the closing bid price as reported by the Nasdaq SmallCap Market on that date, or if no price was reported for that date, on the next preceding date for which a price was reported; or (iii) if none of the above apply, the last reported bid price published in the “pink sheets” or displayed on the National Association of Securities Dealers, Inc. (“NASD”), Electronic Bulletin Board, as the case may be; or (iv) if none of the above apply, the fair market value of the Common Stock as determined in good faith by the Board in whatever manner it considers appropriate, provided that Fair Market Value is determined in a manner to avoid the deferral of compensation under Code Section 409A.

2.18 Plan. “Plan” means this friendlyway Corporation Stock Incentive Plan and as it may be amended.

2.19 Incentive Stock Option. “Incentive Stock Option” means a stock option within the meaning of Code Section 422.

2.20 Merger. “Merger” means any merger, reorganization, consolidation, share exchange, transfer of assets, or other transaction having a similar effect involving the Company.

2.21 Non-Qualified Stock Option. “Non-Qualified Stock Option” means a stock option which is not an Incentive Stock Option.

2.22 Option. “Option” means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.23 Participant. “Participant” means a person designated to receive an Award under the Plan in accordance with Section 5.01 below.

2.24 Rule 16b-3. “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.25 Termination of Services. “Termination of Services” means: (a) with respect to Participants who are employees of the Company, the termination of a Participant’s employment with the Company for any reason, including death, Disability, retirement, or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company and its Affiliates; (b) with regard to a member of the Board who is not an employee, the date on which the individual ceases to be a member of the Board for any reason; and (c) with regard to consultants, advisors and any other Participant who is neither an employee nor a member of the Board, the termination of a business relationship, for any reason, between the Participant and the Company and its Affiliates. In such case, a Termination of Services shall be deemed to have occurred as of the date written notice to that effect is given to the Participant. The Board shall, in its discretion, determine the effect of all matters and questions relating to Termination of Services, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Services.

Article III
Administration

3.01 Committee.

(a) Duties and Authority. The Plan shall be administered by the Board. The Board shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Board shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose conditions and restrictions on Awards that it determines appropriate, to make all factual determinations relating to the Plan, and to take steps in connection with the Plan and Awards granted under it that the Board may deem necessary or advisable. The Board may, subject to compliance with applicable legal requirements, delegate its powers and authority under the Plan as it deems appropriate to a subcommittee or designated officers or employees of the Company. Actions taken by the Board, and any delegations by the Board to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance based provisions of Code Section 162(m), and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

(b) Indemnification. Each person who is or shall have been a member of the Board or an officer of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article IV
Stock

4.01 Number of Shares Issuable. The total number of shares of the Company’s Common Stock authorized to be issued under the Plan is 3,600,000 shares. No more than 3,600,000 shares of Common Stock may be issued under the Incentive Plan as Incentive Stock Options. The number of shares available for issuance under the Plan shall be subject to adjustment in accordance with Section 7.06 below. The shares to be offered under the Plan shall be authorized and unissued shares of Common Stock, or issued shares of Common Stock that have been reacquired by the Company.

Article V
Participation

5.01 Eligible Participants. Participants in the Plan shall be employees, directors, consultants and advisors of the Company that the Board, in its sole discretion, may designate from time to time. The Board’s designation of a Participant in any year shall not require the Board to designate the person to receive Awards in any other year. The Board shall consider those factors it deems pertinent in selecting Participants and in determining the types and amounts of their respective Awards. Subject to adjustment in accordance with Section 7.06, in any calendar year, no Participant shall be granted Awards in respect of more than 1,000,000 shares of Common Stock. The foregoing limitation shall not apply to the extent that it is no longer required in order for compensation in connection with grants of Awards under this Plan to be treated as “performance-based compensation” under Code Section 162(m) and, if no longer required, a change in such limitation shall not be subject to stockholder approval as required under Section 7.15 of this Plan. For purposes of this Article V, the term “employee” shall include a prospective employee who holds an outstanding offer of regular employment on specific terms from the Company or an Affiliate. If an Incentive Stock Option is granted to a prospective employee, the date when his or her service as an employee commences shall be deemed to be the Date of Grant of such Incentive Stock Option for all purposes under the Plan. No Award granted to a prospective employee shall become exercisable or vested unless and until his or her service as an employee commences.

Article VI
Stock Options

6.01 Option Awards.

(a) Grant of Options. The Board may grant, to Participants whom the Board may select, Options entitling the Participants to purchase shares of Common Stock from the Company in the amount, at the price, on the terms, and subject to the conditions, not inconsistent with the terms of the Plan, that may be established by the Board. The terms of any Option granted under the Plan shall be set forth in an Award Agreement.

(b) Exercise Price of Options. The Exercise Price of each option for purchase of shares of Common Stock under any Option granted under the Plan shall be determined by the Board and shall be set forth in the Award Agreement; provided that such Exercise Price shall be equal to or greater than the Fair Market Value of the Common Stock subject to the Option as of the date of the grant of the Option.

(c) Designation of Options. Except as otherwise expressly provided in the Plan, the Board may designate an Option as an Incentive Stock Option or a Non-Qualified Stock Option at the time the grant is made; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.

(d) Special Incentive Stock Option Rules. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by the Participant in any one calendar year. Notwithstanding any other provision of the Plan to the contrary, the Exercise Price of each Incentive Stock Option granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be equal to or greater than 110% of the Fair Market Value (on the Date of Grant) of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms shall not be exercisable for more than five years from the Date of Grant.

(e) Rights as a Stockholder. A Participant or a transferee of an Option pursuant to Section 7.04 below shall have no rights as a stockholder with respect to the shares of Common Stock covered by an Option until that Participant or transferee becomes the holder of record of the shares, and no adjustment shall be made to the shares of Common Stock for dividends in cash or other property or distributions of other rights on the Common Stock for which the record date is prior to the date on which that Participant or transferee became the holder of record of any of the shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 7.06.

6.02 Terms of Stock Options.

(a) Conditions on Exercise. An Award Agreement with respect to Options may contain any waiting periods, vesting dates, exercise dates, and restrictions on exercise (including, but not limited to, periodic installments) that may be determined by the Board at the time of grant.

(b) Duration of Options. Options shall terminate after the first to occur of the following events:

(i) expiration of the Option as provided in the related Award Agreement;

(ii) termination of the Award as provided in Section 6.02(e), following the applicable Participant’s Termination of Services; and

(iii) ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d)).

(c) Acceleration of Exercise Time. The Board, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option prior to the time the Option would otherwise vest under the terms of the related Award Agreement.

(d) Extension of Exercise Time. In addition to the extensions permitted under Section 6.02(e) below in the event of Termination of Services, the Board, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of any Option after its expiration date described in Section 6.02(e), subject, however, to the limitations described in Section 6.02(b)(iii) above.

(e) Exercise of Options Upon Termination of Services. Unless a Participant’s Award Agreement provides otherwise, the following rules shall govern the treatment of Options upon Termination of Services:

(i) Termination of Options Upon Termination of Services.

(A) Termination For Cause. In the event of a Participant’s Termination of Services for Cause, the right of the Participant to exercise any unexercised portion of an Option, whether vested or unvested, shall terminate immediately and the Participant shall have no further rights with respect to such Option.

(B) Termination Other Than For Cause or Due to Death or Disability. In the event of a Participant’s Termination of Services for any reason other than for Cause or due to death or Disability, the right of the Participant to exercise any vested Option shall, unless the exercise period is extended by the Board in accordance with Section 6.02(d) above, terminate upon the earlier of: (I) ninety (90) days after the date of the Termination of Services; and (II) the date of expiration of the Option determined pursuant to Sections 6.02(b)(i) or (iii) above.

(C) Death or Disability. In the event of a Participant’s Termination of Services by reason of death or Disability, the right of the Participant to exercise any vested Option shall, unless the exercise period is extended by the Board in accordance with Section 6.02(d) above, terminate upon the earlier of: (I) one year after the date of the Termination of Services; and (II) the date of expiration of the Option determined pursuant to Sections 6.02(b)(i) or (iii) above.

(ii) Termination of Unvested Options Upon Termination of Services. To the extent the right to exercise an Option, or any portion of an Option, has not vested as of the date of Termination of Services, the right shall expire on the date of Termination of Services regardless of the reason for the Termination of Services.

6.03 Exercise Procedures. Each Option granted under the Plan shall be exercised by written notice to the Company that must be received by the officer or employee of the Company designated in the Award Agreement at or before the close of business on the expiration date of the Award. The Exercise Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Board may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) shares of Common Stock held by the Participant for at least six months or (b) any combination of cash and Common Stock or (c) any other consideration that the Board deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by a Participant, shares of Common Stock may be issued directly to the Participant’s broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant). In the event that any shares of Common Stock are transferred to the Company to satisfy all or any part of the Exercise Price, the part of the Exercise Price deemed to have been satisfied by the transfer of shares of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Exercise Price any fractional share of Common Stock. Any part of the Exercise Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Board otherwise determines, any shares of Common Stock transferred to the Company as payment of all or part of the Exercise Price upon the exercise of any Option shall be held as treasury stock.

6.04 Change in Control. The Board may in its discretion provide in the Award Agreement that in the event of a Participant’s Termination of Services by the Company without Cause within a specified period of time following a Change in Control, all Options outstanding on the date of the Termination of Services that have not previously vested or terminated under the terms of the applicable Award Agreement shall be immediately and fully exercisable. The provisions of this Section 6.04 shall not be applicable to an Options granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock.

6.05 No Option Repricing. Without the approval of stockholders, the Company shall not reprice any Options. For purposes of this Plan, the term “reprice” shall mean lowering the exercise price of previously awarded Options within the meaning of Item 401(i) under Securities and Exchange Commission Regulation S-K (including canceling previously awarded Options and regranting them with a lower exercise price).

Article VII
Terms Applicable to All Awards Granted under the Plan

7.01 Plan Provisions Control Award Terms. The terms of the Plan shall govern all Awards granted under the Plan, and the Board may not grant any Award under the Plan that contains terms that are contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan conflicts with any term in the Plan as constituted on the Date of Grant of the Award, the term in the Plan as constituted on the Date of Grant of the Award shall control. Except as provided in Sections 7.03 and 7.06 below, the terms of any Award granted under the Plan may not be changed after the Date of Grant of the Award in a manner that would materially decrease the value of the Award without the express written approval of the Participant.

7.02 Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom the Award was granted have executed and delivered an Award Agreement or the Participant has received and acknowledged notice of the Award authorized by the Board expressly granting the Award to the Participant and containing provisions setting forth the terms of the Award.

7.03 Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless the modification does not materially decrease the value of that Award) after its Date of Grant except by express written agreement between the Company and the Participant, provided that any change (a) may not be inconsistent with the terms of the Plan, and (b) shall be approved by the Board.

7.04 Limitation on Transfer. Except as may be provided in the applicable Award Agreement, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution and, during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan. The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant. Not withstanding the foregoing, to the extend permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Board may grant Non-Qualified Stock Options that are transferable without payment of consideration, to the immediate family members of the Participant or to trusts or partnerships for such family members, and the Board may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

7.05 Taxes. The Company shall be entitled, if the Board deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company regarding any amount payable and/or shares issuable under the Participant’s Award or regarding any income recognized upon a disqualifying disposition (i.e., a disposition prior to the expiration of the required holding periods) of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment of cash or issuance of shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any taxes. The amount of the withholding or tax payment shall be determined by the Board and shall be payable by the Participant in cash at the time the Board determines; provided, however, that with the approval of the Board, the Participant may elect to meet his or her withholding requirement, in whole or in part, by having withheld from the Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, the Fair Market Value of which is equal to the amount of withholding taxes due. In the case of Participants who are subject to Section 16 of the Exchange Act, the Board may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock t meet tax withholding obligations.

7.06 Adjustments to Reflect Capital Changes.

(a) Recapitalization. The number and kind of shares subject to outstanding Awards, the Exercise Price for the shares, the number and kind of shares available for Awards subsequently granted under the Plan, and the maximum number of shares that can be awarded to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, Merger, consolidation, or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Board shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b) Merger. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled to receive, upon any exercise of an Option (in lieu of the number of shares of Common Stock receivable or exercisable pursuant to the Award prior to the Merger) the number and class of shares or other securities to which the Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, the Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock which would have been receivable or exercisable pursuant to the Award immediately prior to the effectiveness of the Merger. Comparable rights shall accrue to each Participant in the event of successive Mergers in which the Company is the surviving corporation. In the event of a Merger in which the Company is not the surviving corporation or pursuant to which a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, or converted into, or otherwise become shares of another corporation or other consideration, the surviving, continuing, successor, or purchasing corporation, as the case may be (the “Acquiring Corporation”), will either assume the Company’s rights and obligations under outstanding Award Agreements or substitute awards of the Acquiring Corporation’s stock for outstanding Awards, provided, however, that if the Acquiring Corporation does not assume or substitute for the outstanding Awards, the Board may, in its sole discretion, provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to the Merger, as the Board so determines. The exercise and/or vesting of any Award that is permitted solely by reason of this paragraph shall be conditioned upon the consummation of the Merger. Any Options that are not assumed by the Acquiring Corporation or not exercised as of the date of the Merger shall terminate as of the effective date of the Merger.

(c) Options to Purchase Stock of Acquired Companies. After any Merger in which the Company or a Subsidiary is a surviving corporation, the Board may grant substituted Options under the provisions of the Plan, pursuant to Code Section 424, replacing old options granted under a plan of another party to the Merger whose shares of stock to be issued under the old options may no longer be issued following the Merger. These provisions shall be applied to the old options and any appropriate adjustments to the Options shall be determined by the Board in its sole discretion. Any adjustments under this paragraph may provide for the elimination of any fractional shares that might otherwise become subject to any Options.

7.07 No Right to Continued Service. No employee, consultant, advisor or other person shall have any claim of right to be granted an Award under the Plan. Neither the Plan nor any action taken under it shall be construed as giving any employee, consultant, advisor or other person any contractual employment rights with the Company or rights to provide consulting or other services to the Company, as the case may be.

7.08 Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance, or other benefit plan applicable to the Participant that is maintained by the Company, except as may be provided under the terms of those plans or determined by the Board.

7.09 Governing Law. This Plan shall be interpreted, construed, and enforced and its construction and performance shall be governed by the internal laws of the State of Nevada.

7.10 No Strict Construction. No rule of strict construction shall be implied against the Company, the Board, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan, or any rule or procedure established by the Board that relates to the Plan.

7.11 Compliance with Rule 16b-3. It is intended that, unless the Board determines otherwise, Awards granted under this Plan are intended to be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modification to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

7.12 Registration. No Option shall be exercisable unless a registration statement with respect to the Option is effective or the Company has determined that such registration is unnecessary. Unless the shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person receiving shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

7.13 Captions. The captions and Section headings used in this Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provision of the Plan, and all provisions of the Plan shall be construed as if no captions or headings had been used in the Plan.

7.14 Severability. Each part of this Plan is intended to be several. If any term, covenant, condition, or provision of this Plan is determined by a court of competent jurisdiction to be illegal, invalid, or unenforceable for any reason whatsoever, that determination shall not affect the legality, validity, or enforceability of the remaining parts of this Plan, and all remaining parts shall be legal, valid, and enforceable and have full force and effect as if the illegal, invalid, and/or unenforceable part had not been included.

7.15 Amendment and Termination.

(a) Amendment. The Board shall have complete power and authority to amend the Plan at any time and for any reason, provided, however, that the Board shall not, without the requisite affirmative approval of shareholders of the Company, make any amendment which requires shareholder approval under the Code or under any other applicable law or rule of any stock exchange which lists the Common Stock. No amendment of the Plan may, without the consent of the Participant to whom any Award has previously been granted under the Plan, materially adversely affect the rights of the Participant under that Award; provided however, no such consent shall be required to the extent that the Board determines that the amendment is necessary or desirable to maintain the Plan as a plan which does not provide for the deferral of compensation under Code Section 409A.

(b) Termination. The Board shall have the right and the power to terminate the Plan at any time and for any reason. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not affect any Award outstanding at the time of the termination of the Plan.

friendlyway Corporation
Proxy Solicited on Behalf of Board of Directors

The undersigned hereby appoint(s) Alexander von Welczeck and Henry Lo, and either of them, each with full power of substitution as proxy of the undersigned, to attend the Annual Meeting of the Stockholders of friendlyway Corporation (the “Company”) to be held at 1:00 p.m. PDT, at 4 Embarcadero Center, 10th Floor, San Francisco, California 94111, on June 16, 2005 and any postponement or adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below and described in the accompanying Proxy Statement:

Unless otherwise specified, this proxy will be voted “FOR” all nominees, and “FOR” Proposals 2 and 3. The Board of Directors recommends a “FOR” vote on each of Items 1 through 3, below. The proxies will have discretionary authority to vote in accordance with their judgment on any other matter that comes before the meeting.

1.
To elect the following five (5) persons to the Board of Directors to serve until the 2006 Annual Meeting of Stockholders and until their successors shall be elected and qualified: (a) Alexander von Welczeck; (b) Klaus Trox; (c) Andreas Stütz; (d) Thomas Fessler; and (e) Dr. Michael Urban.

☐ FOR ALL NOMINEES ☐ WITHHOLD ALL NOMINEES

except for the nominee(s) named, if any: ____________________________________________________.

2.	To ratify the appointment of Asher & Co., Ltd., as the Company’s independent auditors for the fiscal year ending October 31, 2005.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To ratify adoption of the Company’s 2005 Stock Incentive Plan and reserve 3,600,000 shares thereunder.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

This Proxy will be voted as directed by the stockholder or, if no instructions are given by the stockholder, the Proxy Holders will vote “FOR” the above proposals. If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

Dated: _____________, 2005     Signature/Title: ___________________________________________________

Dated: _____________, 2005     Signature/Title: ___________________________________________________

Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Mark, sign, and date your proxy card and return it in the postage-paid envelop we have provided or return it to friendlyway Corporation, 1255 Battery Street, Suite 200, San Francisco, California 94111.